UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 25, 2021

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.001 per share	GNW	NYSE (New York Stock Exchange)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

General Counsel Transition

On October 28, 2021, Genworth Financial, Inc. (the “Company”) announced that Ward E. Bobitz will resign as Executive Vice President and General Counsel, effective December 31, 2021, but will remain employed with the Company in an advisory role through June 30, 2022 to ensure a smooth transition to a new General Counsel. His resignation as an executive officer and termination of employment will trigger payments to him, vesting acceleration of certain equity awards and retirement benefits pursuant to the previously disclosed terms of the Company’s Key Employee Severance Plan.

Upon Mr. Bobitz’s resignation, it is expected that Gregory S. Karawan will be appointed Executive Vice President and General Counsel. Mr. Karawan has been serving as a Vice President of the Company since June 2008 and as General Counsel of the Company’s U.S. Life Insurance segment since January 2007.

Human Resources Transition

On October 28, 2021, the Company also announced that Pamela M. Harrison will resign as Executive Vice President and Chief Human Resources Officer, effective December 31, 2021, but will remain with the Company through that date to ensure a smooth transition to a new Chief Human Resources Officer. Ms. Harrison is resigning to pursue other opportunities.

Upon Ms. Harrison’s resignation, it is expected that Melissa Hagerman will be appointed Executive Vice President and Chief Human Resources Officer. Ms. Hagerman has been a Human Resources leader at the Company since 2014 and has served as the HR leader for our Corporate & Investments and Talent Acquisition teams since 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2021	GENWORTH FINANCIAL, INC.

	By:	/s/ Thomas J. McInerney
Thomas J. McInerney
President and Chief Executive Officer